NFE and Apollo Funds Agree to Form a New Joint Venture for LNG Maritime Infrastructure; Transaction Valued at Approximately $2 billion July 5, 2022 Global LNG Marine Infrastructure Platform Provides Reliable, Cleaner and More Affordable Energy to Support Transition NEW YORK--(BUSINESS WIRE)--Jul. 5, 2022-- New Fortress Energy Inc. (NASDAQ: NFE) (“NFE”) and Apollo (NYSE: APO) today announced that they have entered into a definitive Equity Purchase and Contribution Agreement (the “Purchase and Contribution Agreement”) to sell 11 LNG infrastructure vessels owned by NFE to a newly formed joint venture (the “JV” or the “Platform”) between funds managed by Apollo and NFE in a transaction valued at approximately $2 billion. The JV will be owned approximately 80% by Apollo funds and 20% by NFE. This press release features multimedia. View the full release here: https://www.businesswire.com/news/home/20220630005858/en/ This transaction will create a global marine infrastructure platform underpinned by long-term contracts, benefitting from NFE’s LNG downstream operations and development activities, as well as Apollo’s leading investment and maritime experience. The Platform provides critical infrastructure for the delivery, storage, and regasification of liquefied natural gas (“LNG”) to power countries around the world, which can reduce their reliance on oil and coal to lower carbon emissions while enabling potentially substantial cost savings. In addition to serving NFE’s projects globally, the Platform also serves a diversified customer base of utilities and energy companies worldwide under third-party charters. The 11-vessel portfolio consists of 6 Floating Storage and Regasification Units (“FSRUs”), 2 LNG Carriers (“LNGCs”), and 3 Floating Storage Units (“FSUs”). The total implied enterprise value of the transaction is approximately $2 billion, and NFE will receive approximately $1.1 billion in proceeds after accounting for NFE’s share of the JV and paydown of existing debt. As part of the transaction, NFE has agreed to charter 10 of the 11 of the vessels from the Platform for a period of up to 20 years commencing either upon close of the transaction or upon expiration of the vessels’ existing third-party charter agreements. The Platform will also seek growth opportunities in support of both NFE and third parties to support the energy transition and bolster energy security globally. “Together with Apollo, we are creating a leading LNG marine infrastructure platform to help accelerate the energy transition while freeing up capital to continue to invest into our Fast LNG and downstream LNG projects worldwide,” said Wes Edens, Chairman and CEO of New Fortress Energy. “We are pleased to be partnering with Apollo in creating a maritime infrastructure company that will help support NFE’s growing LNG infrastructure needs going forward.” Apollo Partner Brad Fierstein said, “Energy transition and energy reliability are global priorities and core to Apollo’s sustainable investing platform. We’re pleased to further these initiatives through this long-term investment alongside our JV partners at New Fortress Energy. This is a high-quality portfolio that increases energy security around the world, accelerates decarbonization efforts, and facilitates LNG use which is cleaner and more affordable than diesel. We look forward to investing behind the platform’s growth to drive a more sustainable future.” Subject to satisfying customary closing conditions, including receipt of certain regulatory approvals and third-party consents, closing of the transaction is expected to occur in Q3 of 2022. Transaction proceeds are expected to be utilized to fund NFE’s FLNG projects, as well as for ongoing downstream infrastructure and general corporate purposes. About New Fortress Energy New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to help address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The company owns and operates natural gas and liquefied natural gas (LNG) infrastructure, ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the company’s assets and operations seek to support global energy security, enable economic growth, enhance environmental stewardship, and transform local industries and communities around the world. About Apollo Apollo is a high-growth, global alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three investing strategies: yield, hybrid, and equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of March 31, 2022, Apollo had approximately $513 billion of assets under management. To learn more, please visit www.apollo.com. Cautionary Language Regarding Forward-Looking Statements This communication contains forward-looking statements. All statements contained in this communication other than historical information are forward- looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “approximately,”

“predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Forward looking statements include: the successful completion of the sale and purchase of the vessels and creation of the JV; total implied enterprise value; projected proceeds and the ability of NFE to redeploy the proceeds from the transaction; cashflow expectations for the vessels; the chartering of certain vessels to NFE; the strategy and ability of the JV business platform to support its goals in providing reliable, cleaner and more affordable energy to support transition, reduce reliance by countries on oil and coal, reducing carbon emissions and attaining cost savings; benefits to be derived from experience from the partners of the JV; anticipated growth strategy; the ability of NFE’s investment into its FLNG Units; the success of the partnership between NFE and Apollo; satisfaction of the closing conditions in the Purchase and Contribution Agreement in accordance with the terms thereof and within the required dates; and the expected structure and date of closing of the transaction. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the parties to the Purchase and Contribution Agreement or the stock prices of such parties. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are necessarily estimates based upon current information and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the risk that the proposed transactions may not be completed in a timely manner or at all; common risks related to the sale and purchase of businesses or assets, including among others the risk of valuation and successful implementation, and the risk that we may not be able to realize the benefits of any such transactions; the ability of the JV to implement its business platform and to realize anticipated efficiencies and benefits; common risks related to joint ventures, including the timing and amount of commitments or obligations to fund operating and/or capital expenditures, nonperformance by joint venture, limited or no control over the management, business or operations of the joint venture, and subordination of claims of creditors in the event of a liquidation or reorganization; possibility that any or all of the various conditions to the consummation of the transaction may not be satisfied or waived (or any conditions, limitations or restrictions placed on such approvals); the receipt, on a timely basis or otherwise, of the required approvals and consents for the transaction; breach or failure by the parties to comply with the covenants and obligations under the Purchase and Contribution Agreement; nonpayment or nonperformance by any of NFE’s or the JV’s customers or suppliers; including among others nonpayment or nonperformance by any of parties to the charters; the effect of the announcement or pendency of the transactions on our operations, including the ability of NFE to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom NFE does business; the ability of the parties to implement their respective plans, forecasts and other expectations with respect to NFE’s and the JV’s businesses after the completion of the proposed transactions; adverse regional, national, or international economic conditions, adverse capital market conditions and adverse political developments; volatility in the price or demand of LNG products; business disruption following the transaction; and the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of NFE’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in our annual report, quarterly and other reports filed with the SEC, which could cause its actual results to differ materially from those contained in any forward-looking statement. We undertake no duty to update these forward-looking statements, even though our situation may change in the future. View source version on businesswire.com: https://www.businesswire.com/news/home/20220630005858/en/ For New Fortress Energy: Investors: Brett Magill ir@newfortressenergy.com Media: Jake Suski (516) 268-7403 press@newfortressenergy.com For Apollo: Noah Gunn Global Head of Investor Relations 212-822-0540 IR@apollo.com Joanna Rose Global Head of Corporate Communications 212-822-0491 Communications@apollo.com Source: New Fortress Energy Inc.